UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08049

______________________________________________

RENAISSANCE CAPITAL GREENWICH FUNDS

______________________________________________________________________________

(Exact name of registrant as specified in charter)

165 MASON STREET

GREENWICH, CONNECTICUT 06830

______________________________________________________________________________

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:
State Street Bank and Trust Company Christopher Madden, Esq. 100 Huntington Avenue, CPH0326 Boston, Massachusetts 02116	James Ash Gemini Fund Services, LLC 80 Arkay Drive, Hauppauge, New York 11788

Registrant’s telephone number, including area code: (800) 304-6552

Date of fiscal year end: September 30th

Date of reporting period: September 30, 2015

Item 1: Shareholder Report

The Global IPO Fund

2015 Annual Report

September 30, 2015

Renaissance Capital LLC

The IPO Expert

Dear Fellow Shareholders:

For the 12 months ended September 30, 2015, the Global IPO Fund’s total return was -10.26% compared with -0.61% for the S&P 500, -0.49% for the Russell 3000 Index, and +1.25% for the Russell 2000 Index.*

During the period, the Fund underperformed the broad indices of the equity market due to weak performance of non- U.S. holdings, healthcare, and information technology stocks, particularly during the September quarter. Key detractors were Chinese online retailer Alibaba, social media company Twitter and collision avoidance systems provider Mobileye. Key contributors during the period were cybersecurity provider PaloAlto Networks, clinical trial provider INC Research and specialty pharmacist Diplomat Pharmacy. Concerns about when and whether the Federal Reserve would begin to raise interest rates and the Chinese devaluation in the September quarter erased gains achieved earlier in the period.

Thank you for being a Global IPO Fund shareholder.

Sincerely,

Renaissance Capital LLC

The Global IPO Fund

November 20, 2015

*	Past performance is no guarantee of future results. Investment return and principal value will fluctuate. Investor shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Returns do not reflect the deduction of taxes a shareholder would pay on distributions or redemption of fund shares. The Fund made no distributions during the period under review. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. The Fund’s prospectus contains more complete information, including fees, expenses and risks involved in investing in initial public offerings and newly public companies and should be read carefully before investing. Performance data current to the most recent month end may be obtained at www.renaissancecapital.com. The S&P 500 is a widely recognized index of common stocks. The Russell 3000 in an unmanaged index that measures the performance of the companies in the Russell 3000 index, which represents approximately 98% of the investable U.S. equity market. The Russell 2000 is a subset of the Russell 3000 index, including approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

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Annual Total Returns

Growth of a $10,000 Investment

(Unaudited)

	Year Ended	Five Years Ended	Ten Years Ended
	September 30, 2015	September 30, 2015	September 30, 2015
The Global IPO Fund	(10.26)%	5.42%	1.51%
S&P 500 Index	(0.61)%	13.34%	6.80%
Russell 2000 Index	1.25%	11.73%	6.55%

*	The line chart above represents the changes in value of a hypothetical $10,000 investment made in the Global IPO Fund on 9/30/2004. Returns include the reinvestment of all Fund distributions. The returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than original cost. Past performance is not predictive of future performance. This chart is for illustrative purposes only and may not represent your returns.

The S&P 500 is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors can-not invest directly in an index or benchmark.

The Russell 2000 Total Return Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 98% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. Investors cannot invest directly in an index or benchmark.

The Global IPO Fund’s Best Quarter	03/12	20.72%
The Global IPO Fund’s Worst Quarter	09/11	(25.81)%

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The Global IPO Fund
Holdings by Industry
September 30, 2015

	% of		% of
Holdings By Industry	Net Assets	Holdings By Industry	Net Assets
Pharmaceuticals	17.4%	Retail	4.2%
Healthcare-Services	13.9%	Insurance	4.0%
Internet Software & Services	12.3%	Lodging	3.5%
Commercial Services	7.9%	Software	3.3%
Food	7.5%	Banks	2.4%
Diversified Financial Services	6.3%	Pipelines	1.1%
Other/Cash & Equivalents	5.0%	Home Builders	1.0%
Telecommunications	4.4%	Packaging & Containers	0.8%
Electronics	4.3%	Building Materials	0.7%
		Total	100.0%

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R e p o r t  o f  I n d e p e n d e n t

R e g i s t e r e d  P u b l i c

A c c o u n t i n g  F i r m

To the Shareholders and

Board of Trustees of

Renaissance Capital Greenwich Funds

We have audited the accompanying statement of assets and liabilities of The Global IPO Fund, a series of shares of Renaissance Capital Greenwich Funds, including the portfolio of investments as of September 30, 2015 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to per-form, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2015 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Global IPO Fund as of September 30, 2015, the results of its operations for the year ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

November 24, 2015

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P o r t f o l i o  o f  I n v e s t m e n t s

As of September 30, 2015 (continued)

	Shares	Value
Common Stock 95.0%
Banks 2.4%
First Republic Bank	3,000	$188,310
Building Materials 0.7%
Summit Materials, Inc. *	3,000	56,310
Commercial Services 7.9%
Sabre Corp.	8,000	217,440
ServiceMaster Global Holdings, Inc. *	6,500	218,075
TransUnion *	7,000	175,840
		611,355
Diversified Financial Services 6.3%
Depository Trust & Clearing Corp.* (a) (c)	—	3,601
Markit Ltd. *	8,000	232,000
Virtu Financial, Inc. - Class A	11,000	252,120
		487,721
Electronics 4.3%
Fitbit, Inc. *	9,000	339,210
Food 7.5%
Blue Buffalo Pet Products, Inc. *	8,000	143,280
Smart & Final Stores, Inc. *	10,000	157,100
The WhiteWave Foods Co. *	7,000	281,050
		581,430
Healthcare-Services 13.9%
INC Research Holdings, Inc. *	10,000	400,000
Quintiles Transnational Holdings, Inc. *	5,000	347,850
Teladoc, Inc. *	15,000	334,350
		1,082,200
Home Builders 1.0%
Century Communities, Inc. *	4,000	79,400
Insurance 4.0%
Voya Financial, Inc.	8,000	310,160

See Notes to Financial Statements

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P o r t f o l i o  o f  I n v e s t m e n t s

As of September 30, 2015 (continued)

	Shares	Value
Internet Software & Services 12.3%
Alibaba Group Holding, Ltd. - ADR *	1,000	$58,970
Facebook, Inc. - Class A *	7,000	629,300
GoDaddy, Inc. - Class A *	1,000	25,210
Twitter, Inc. *	9,000	242,460
		955,940
Lodging 3.5%
Hilton Worldwide Holdings, Inc.	12,000	275,280
Packaging & Containers 0.8%
Berry Plastics Group, Inc. *	2,000	60,140
Pharmaceuticals 17.4%
Aimmune Therapeutics, Inc. *	7,000	177,240
Diplomat Pharmacy, Inc. *	18,000	517,140
Galapagos NV - ADR *	4,000	162,840
Global Blood Therapeutics, Inc. *	4,000	168,640
Zoetis, Inc. - Class A	8,000	329,440
		1,355,300
Pipelines 1.1%
Shell Midstream Partners LP	3,000	88,290
Retail 4.2%
Boot Barn Holdings, Inc. *	9,000	165,870
Zoe’s Kitchen, Inc. *	4,000	157,960
		323,830
Software 3.3%
Black Knight Financial Services, Inc. *	8,000	260,400
Telecommunications 4.4%
Palo Alto Networks, Inc.	2,000	344,000
Total Common Stock (Cost $6,321,855)		7,399,276

See Notes to Financial Statements

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P o r t f o l i o  o f  I n v e s t m e n t s

As of September 30, 2015 (continued)

	Shares	Value
Short-Term Investments 5.4%
Money Market Funds 5.4%
Dreyfus Institutional Reserve Money Fund – Premier Shares, 0.00% **	208,184	$208,184
Milestone Treasury Obligations Fund – Institutional Shares, 0.01% **	208,184	208,184
Total Short-Term Investments (Cost $416,368)		416,368
Total Investments 100.4% (Cost $6,738,223) (b)		$7,815,644
Liabilities Less Other Assets (0.4)%		(28,460)
Net Assets 100.0%		$7,787,184

*	Non-income producing security.

**	Money Market Fund; interest rate reflects seven-day effective yield on September 30, 2015.

ADR - American Depositary Receipt

LP - Limited Partnership

(a)	Illiquid Security; the Fund holds fractional shares of this security. The Fund has the ability to sell the security back to DTCC or to other Shareholders of the Fund.

(b)	Represents cost for financial reporting purposes. The cost for Federal income tax purposes is $6,772,407. At September 30, 2015, net appreciation for all securities was $1,043,237. This consists of aggregate gross unrealized appreciation of $1,476,651 and aggregate gross unrealized depreciation of $433,414.

(c)	Fair valued security. Total market value for fair valued securities is $3,601, representing 0.05% of net assets.

See Notes to Financial Statements

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S t a t e m e n t  o f

A s s e t s  a n d  L i a b i l i t i e s

As of September 30, 2015

Assets
Investment securities
At cost	$6,738,223
At value	$7,815,644
Due From Advisor	1,532
Prepaid Expenses and Other Assets	22,329
Total Assets	7,839,505
Liabilities
Payable for Distribution Fees	2,260
Accrued Expenses and Other Liabilities	50,061
Total Liabilities	52,321
Net Assets	$7,787,184
Net Assets Consist of:
Paid-in-Capital	$6,938,630
Undistributed Net Investment Loss	(167,706)
Accumulated Net Realized Loss on Investments	(61,161)
Net Unrealized Appreciation on Investments	1,077,421
$7,787,184
Net Asset Value, Offering and Redemption Price Per Share*
($7,787,184/533,019 shares of beneficial interest, without par value, unlimited number of shares authorized)	$14.61

*	The Fund imposes a 2% redemption fee on shares sold, other than those received from the reinvestment of dividends and capital gains, that were held 90 days or fewer.

See Notes to Financial Statements

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S t a t e m e n t  o f  O p e r a t i o n s

For the Year Ended September 30, 2015

Investment Income
Dividends	$18,613
Interest	7
Total Investment Income	18,620
Expenses
Investment Adviser	141,781
Federal and State Registration	27,160
Administration Fees	56,029
Transfer Agent Fees and Expenses	44,821
Professional Fees	29,700
Shareholder Reports	26,671
Distribution Fees	23,630
Trustees’ Fees	7,148
Custody Fees	7,165
Other Expenses	313
Total Expenses	364,418
Less:
Fees Waived and Expenses Reimbursed by the Adviser	(129,438)
Net Expenses	234,980
Net Investment Loss	(216,360)
Net Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain on Investments	946,163
Net Change in Unrealized Depreciation
During the year on Investments	(1,619,011)
Net Realized and Unrealized Gain (Loss) on Investments	(672,848)
Net Decrease in Net Assets Resulting from Operations	$(889,208)

See Notes to Financial Statements

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S t a t e m e n t s  o f

C h a n g e s  i n  N e t  A s s e t s

	Year	Year
	Ended	Ended
	September 30,	September 30,
	2015	2014
Increase in Net Assets from Operations
Net Investment Loss	$(216,360)	$(451,119)
Net Realized Gain on Investments	946,163	2,893,084
Net Change in Unrealized Appreciation (Depreciation) of Investments	(1,619,011)	(2,345,485)
Net Increase (Decrease) in Net Assets Resulting from Operations	(889,208)	96,480

Fund Share Transactions
Proceeds from Shares Sold	288,465	9,812,211
Cost of Shares Redeemed	(2,889,566)	(52,590,093)
Redemption Fee Proceeds	254	31,651
Net Decrease in Net Assets from Fund Share Transactions	(2,600,847)	(42,746,231)
Total Decrease in Net Assets	(3,490,055)	(42,649,751)

Net Assets
Beginning of Period	11,277,239	53,926,990
End of Period *	$7,787,184	$11,277,239
* Includes Accumulated Net Investment Loss of	$(167,706)	$(182,448)

Increase (Decrease) in Fund Shares Issued
Number of Shares Sold	17,316	615,235
Number of Shares Redeemed	(176,808)	(3,378,496)
Net Decrease in Fund Shares	(159,492)	(2,763,261)

See Notes to Financial Statements

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F i n a n c i a l H i g h l i g h t s

For a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2015		2014		2013		2012	2011
Net Asset Value, Beginning of Period	$16.28		$15.60		$11.03		$9.83	$11.22
Income (Loss) From Investment Operations
Net Investment Loss	(0.38	) **	(0.32	) **	(0.15	) **	(0.20)	(0.23)
Net Realized and Unrealized Gain (Loss)	(1.29)		0.98		4.72		1.39	(1.17)
Total from Investment Operations	(1.67)		0.66		4.57		1.19	(1.40)
Paid-in-Capital From Redemption Fees	0.00	*	0.02		0.00	*	0.01	0.01
Net Asset Value, End of Period	$14.61		$16.28		$15.60		$11.03	$9.83
Total Return (1)	(10.26)%		4.36%		41.43%		12.21%	(12.39)%
Ratios and Supplemental Data
Net Assets, End of Period (000s)	$7,787		$11,277		$53,927		$8,182	$8,112
Ratio of Net Expenses to Average Net Assets (2)	2.49%		2.50%		2.50%		2.50%	2.50%
Ratio of Net Investment Loss to Average Net Assets (2)	(2.29)%		(2.04)%		(1.15)%		(1.74)%	(1.87)%
Ratio of Expense to Average Net Assets, excluding waivers (2)	3.86%		2.83%		3.47%		4.46%	3.91%
Ratio of Net Investment Loss to Average Net Assets, excluding waivers (2)	(3.66)%		(2.37)%		(2.12)%		(3.70)%	(3.28)%
Portfolio Turnover Rate	112.50%		198.00%		142.01%		127.64%	250.10%

(1)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.

(2)	The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investments companies in which the Fund invests.

*	Per share amount represents less than $0.01 per share.

**	Calculated using average shares method.

See Notes to Financial Statements

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N o t e s t o
F i n a n c i a l S t a t e m e n t s

For the Year Ended September 30, 2015 (continued)

The Global IPO Fund (“Global IPO Fund”) is a series of Renaissance Capital Greenwich Funds (“Renaissance Capital Funds”), a Delaware Trust, operating as a registered, diversified, open-end investment company. Renaissance Capital Funds, organized on February 3, 1997, may issue an unlimited number of shares and classes of the Global IPO Fund.

The investment objective of the Global IPO Fund is to seek capital appreciation by investing in the common stocks of Initial Public Offerings on the offering and in the aftermarket.

Each Fund is an investment company and accordingly followed the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.

A. SIGNIFICANT ACCOUNTING POLICIES: The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

1. SECURITY VALUATION: The values of the Fund’s securities are based on the securities’ closing prices on their principal markets, where available. In the absence of a last reported sales price, values may be based on the mean between the last bid and ask prices, if available. For restricted securities, as well as securities or other assets for which market quotations are not readily available or are unreliable, those securities are to be valued at fair value using good faith estimates as determined in accordance with the Trust’s Fund Securities Valuation Procedures, which is approved annually by the Board. There is no single standard for determining the fair value of such securities. Rather, in determining the fair value of a security, the Fair Value Committee, after consulting with representatives of the Fund’s Advisor and/or the Fund’s Administrator, shall take into account the relevant factors and surrounding circumstances, a few of which may include: (i) market prices for a security or securities deemed comparable, including the frequency of trades or quotes for the security and comparable securities; (ii) dealer valuations of a security or securities deemed comparable; and (iii) determinations of value by one or more pricing services for a security or securities deemed comparable. The Funds may also use fair value pricing in a variety of circumstances, including, but not limited to, situations where the value of a security in a Fund’s portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded, or where trading in a security has been suspended or halted. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

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N o t e s t o
F i n a n c i a l S t a t e m e n t s

For the Year Ended September 30, 2015 (continued)

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of September 30, 2015 for the Fund’s assets measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	$7,395,675	$—	$3,601	$7,399,276
Short Term Investments	416,368	—	—	416,368
Total	$7,812,043	$—	$3,601	$7,815,644

There were no transfers in to or out of Level 1 and 2 during the current period presented. It is the Fund’s policy to record transfers at the end of the reporting period.

*	Refer to the Portfolio of Investments for industry classification.

The following is a reconciliation of assets in which Level 3 inputs were used in determining value:

Common Stock
Beginning Balance	$—
Net Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Cost of purchases	3,601
Proceeds from sales	—
Accrued interest	—
Ending Balance	$3,601

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N o t e s t o
F i n a n c i a l S t a t e m e n t s

For the Year Ended September 30, 2015 (continued)

There was no change in unrealized appreciation (depreciation) included in the Statements of Operations attributable to Level 3 investments still held at September 30, 2015.

Level 3 investments are valued using methods the Board of Trustees has approved in the good faith belief that the resulting valuation will reflect the fair value of security. The investments did not have a material impact on the Fund’s net assets, therefore unobservable inputs used in formulating such valuations are not presented.

2. FEDERAL INCOME TAXES: It is the Global IPO Fund’s intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and intends to distribute all of its taxable income to relieve it from all, or substantially all, Federal income and excise taxes. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions in the open tax years of (2012 – 2014) or expected to be taken in the Fund’s 2015 tax returns and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the above open tax years. The Fund identifies its major tax jurisdiction as U.S. Federal and foreign jurisdictions where the Fund makes significant investments.

As of September 30, 2015, the components of accumulated earnings (deficit) on a tax basis were as follows:

There were no distributions for fiscal years ended September 30, 2015 and September 30, 2014.

As of September 30, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Total
Undistributed	Undistributed	Post October	Capital	Other	Unrealized	Accumulated
Ordinary	Long-Term	and Late	Loss	Book/Tax	Appreciation/	Earnings
Income	Gains	Year Losses	Carry Forwards	Differences	(Depreciation)	(Deficits)
$—	$—	$(194,683)	$—	$—	$1,043,237	$848,554

The difference between book basis and tax basis accumulated net investment loss and net realized loss, and unrealized appreciation from investments is primarily attributable to the tax deferral of losses on wash sales and adjustments for partnerships.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such late year losses of $169,269.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $25,414.

Permanent book and tax differences, primarily attributable to the reclass of net operating losses and publicly traded partnerships, resulted in reclassification for the year ended September 30, 2015 as follows:

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N o t e s t o
F i n a n c i a l S t a t e m e n t s

For the Year Ended September 30, 2015 (continued)

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$(226,070)	$231,102	$(5,032)

3. DISTRIBUTIONS TO SHAREHOLDERS: The Global IPO Fund will normally distribute substantially all of its net investment income in December. Any realized net capital gains will be distributed annually. All distributions are recorded on the ex-dividend date. The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Permanent book and tax differences primarily attributable to the tax treatment of net operating losses and adjustments for partnerships and real estate investment trusts, resulted in reclassification for the fiscal year ended September 30, 2015 as follows: a decrease in paid-in-capital of $226,070; a decrease in accumulated net investment loss of $231,102; and an increase in accumulated net realized loss on investments of $5,032.

4. OTHER: Security transactions are accounted for on a trade date basis. In determining the gain or loss from the sale of securities, the cost of securities sold is determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

5. INDEMNIFICATION: Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties for the Fund. In addition, in the normal course of business, the Fund may enter into contracts with vendors that contain a variety of representations and warranties that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the risk of loss due to these warranties appears to be remote.

B. INVESTMENT ADVISER: Under the terms of an Investment Advisory Agreement with Renaissance Capital, LLC (“the Adviser”), a registered investment adviser, the Global IPO Fund agrees to pay Renaissance Capital, LLC an annual fee equal to 1.50% of the average daily net assets of the Global IPO Fund, payable monthly. For the year ended September 30, 2015, the Adviser earned advisory fees of $141,781. Additionally, the Adviser has contractually agreed to defer or waive fees or absorb some or all of the expenses (excluding dividends on short sales) of the Global IPO Fund in order to limit Total Fund Operating Expenses to 2.49% through January 31, 2016. During the year ended September 30, 2015, the Adviser deferred fees and reimbursed expenses of $129,438.

These deferrals are subject to later recapture by Renaissance Capital for a period of three years. Total deferrals subject to recapture by Renaissance Capital are $326,765. These deferrals and

R e n a i s s a n c e C a p i t a l — T h e I P O E x p e r t P a g e 15

N o t e s t o
F i n a n c i a l S t a t e m e n t s

For the Year Ended September 30, 2015 (continued)

reimbursements will expire as follows: $124,341 expiring in 2016 and $72,986 expiring in 2017 and $129,438 expiring in 2018.

C. FUND ADMINISTRATION: Under an Administration and Fund Accounting Agreement (the “Administration Agreement”), the Administrator generally supervises certain operations of the Global IPO Fund, subject to the overall authority of the Board. For its services, the Administrator receives a fee computed daily at an annual rate based on average daily net assets of the Global IPO Fund, subject to an annual minimum plus out of pocket expenses.

D. SHAREHOLDER SERVICES: The Global IPO Fund has adopted a Distribution and Shareholder Servicing Plan (“the Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes the Global IPO Fund, as determined from time to time by the Board, to pay an annual fee on the Global IPO Fund’s average daily net assets for distribution and shareholder servicing.

The total annual fee for distribution and shareholding servicing of the Global IPO Fund’s shares, which is payable monthly, will not exceed 0.25% of the average daily net asset value of shares invested in the Global IPO Fund by customers of broker-dealers or distributors or by investors for whom the shareholder servicing agent maintains a servicing relationship.

To discourage short-term investing and recover certain administrative, transfer agency, shareholder servicing and other costs associated with such short-term investing, the Global IPO Fund charges a 2% fee on such redemptions of shares held less than 90 days. Such fees amounted to $254 for the year ended September 30, 2015.

E. TRUSTEES’ FEES: Independent Trustees’ fees are $6,000 per year per Trustee.

F. PURCHASES AND SALES: For the year ended September 30, 2015, the Global IPO Fund made purchases with a cost of $10,392,056 and sales with proceeds of $13,438,013 of investment securities other than long-term U.S. Government and short-term securities.

G. OTHER: Investing in Initial Public Offerings entails special risks, including limited operating history of the companies, unseasoned trading, high portfolio turnover and limited liquidity.

H. NEW ACCOUNTING PRONOUNCEMENT: In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 regarding “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share”. The amendments in this update are effective for the Fund for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. ASU No. 2015-07 will eliminate the requirement to categorize investments in the fair value hierarchy if their fair value is measured at net asset value (“NAV”) per share (or its equivalent) using the practical expedient in the FASB’s fair value measurement guidance. Management is currently evaluating the impact this amendment may have on the Fund’s financial statements.

I. SUBSEQUENT EVENTS: Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

R e n a i s s a n c e C a p i t a l — T h e I P O E x p e r t P a g e 16

N o t e s t o
F i n a n c i a l S t a t e m e n t s

For the Year Ended September 30, 2015 (continued)

Obtaining Additional Information (Unaudited)

HOW TO OBTAIN PROXY VOTING INFORMATION

Information regarding how the Fund voted proxies related to portfolio securities during the year ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-888-476-3863 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

HOW TO OBTAIN 1st and 3rd FISCAL QUARTER PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-888-476-3863.

R e n a i s s a n c e C a p i t a l — T h e I P O E x p e r t P a g e 17

S u p p l e m e n t a l
I n f o r m a t i o n

September 30, 2015 (Unaudited)

Cost of Investing

Shareholders of funds will pay ongoing expenses, such as advisory fees, distribution and service fees (12b-1 fees), and other expenses. The following examples are intended to help the shareholder understand the ongoing cost (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs on redemptions or redemption fees on shares sold that were held 90 days or fewer.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from April 1, 2015 through September 30, 2015.

Actual Expenses: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes: The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
	(4/1/15)	(9/30/15)	(4/1/15-9/30/16)
Actual	$1,000.00	$845.50	$11.52
Hypothetical
(5% return
before expenses)	1,000.00	1,012.58	12.56

*	Expenses are equal to the Fund’s annualized expense ratio of 2.49%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the days in the reporting period).

R e n a i s s a n c e C a p i t a l — T h e I P O E x p e r t P a g e 18

T r u s t e e s a n d O f f i c e r s *

Name, Address and Birth Year (a)	Position(s) Held with the Trust	Term of Office and Length of Time Served (b)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen (c)	Other Directorships Held By Trustee During Past Five Years
Independent Trustees
Warren K. Greene 1936 (d)	Trustee	Since December 1997	President – American Investors Fund, LLC	3	EII Realty Securities
Gerald W. Puschel, 1944 (d)	Trustee	Since December 1997	Chairman, F. Schumacher & Co.	3	F. Schumacher & Co.
Walter E. Auch, Jr. 1945 (d)	Trustee	Since August 2013	Auch Financial Partners, LLC	3	None

(a)	The address for each Trustee and officer is 165 Mason Street, Greenwich, CT 06830.

(b)	Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.

(c)	The Fund Complex consists of the mutual fund and ETFs.

(d)	Member of the Audit Committee.

Interested Trustees and Officers
Kathleen Shelton Smith 1954 (d)	Chairman, Treasurer and Chief Compliance Officer	Since December 1997	Chairman and Chief Compliance Officer; VP, Treasurer and Secretary of Renaissance Capital LLC, Renaissance Capital Investments, Inc. and Renaissance Capital International, LLC	3	None
William K. Smith (d) 1951 (e)	President	Since December 1997	President, Chief Executive Officer and Director of Renaissance Capital LLC, Renaissance Capital Investments, Inc. and Renaissance Capital International, LLC	3	None
Linda R. Killian 1950	Chief Investment Officer, Vice President and Secretary	Since December 1997	Vice President and Director of Renaissance Capital LLC, Renaissance Capital Investments, Inc. and Renaissance Capital International, LLC	3	None

(a)	The address for each Trustee and officer is 165 Mason Street, Greenwich, CT 06830.

(b)	Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.

(c)	The Fund Complex consists of the mutual fund and ETFs.

(d)	“Interested person” of the Trust within the meaning of the 1940 Act. Ms. Smith is an officer of the Adviser and the spouse of William K. Smith.

(e)	Mr. Smith is the spouse of Kathleen Shelton Smith.

R e n a i s s a n c e C a p i t a l — T h e I P O E x p e r t P a g e 19

P r i v a c y  N o t i c e

FACTS	WHAT DOES RENAISSANCE CAPITAL GREENWICH FUNDS AND ITS INVESTMENT ADVISOR RENAISSANCE CAPITAL LLC (“RENAISSANCE CAPITAL”), DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●         Social Security number

●         account balances

●         account transactions

●         transaction history

●         wire transfer instructions

●         checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Renaissance Capital chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Renaissance Capital share?	Can you limit this sharing?

For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For non-affiliates to market to you	No	We don’t share
Questions? Call 203-622-2978 or go to www.renaissancecapital.com

R e n a i s s a n c e C a p i t a l — T h e I P O E x p e r t P a g e 20

P r i v a c y  N o t i c e

What We Do
Who is providing this notice?	Renaissance Capital Greenwich Funds and its advisor Renaissance Capital LLC. A complete list is included below.
How does Renaissance Capital protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does Renaissance Capital collect my personal information?

We collect your personal information, for example, when you

●     open an account

●     provide account information

●     give us your contact information

●     make a wire transfer

●     tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness

●     affiliates from using your information to market to you

●     sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

●     Our affiliates include: Renaissance Capital LLC, Renaissance Capital Investments, Inc., Renaissance Capital International, LLC

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Renaissance Capital doesn’t share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Renaissance Capital doesn’t jointly market.
List of Entities Providing This Notice
Renaissance Capital LLC Renaissance Capital Greenwich Funds Renaissance Capital Investments, Inc. Renaissance Capital International, LLC

R e n a i s s a n c e C a p i t a l — T h e I P O E x p e r t P a g e 21

Global IPO Fund

NASDAQ Symbol: IPOSX

Adding to your Account is Simple!

To make an additional investment in your Global IPO Fund account, complete the form below, detach and mail it with your check payable to the Global IPO Fund:

Name on Account: ________________________________________

Global IPO Fund Account Number:
____________________

Amount: ____________________

Mail to: The Global IPO Fund • 17605 Wright Street Omaha, NE 68130-2095

Questions? Call us toll-free 1-888-476-3863

www.RenaissanceCapital.com

Renaissance IPO ETF

Renaissance International IPO ETF

2015 Annual Report

September 30, 2015

Renaissance Capital LLC

The IPO Expert

Dear Shareholders,

Renaissance IPO ETF

For the period from October 1, 2014 to September 30, 2015, the Renaissance IPO ETF’s total return was -11.18% compared with 1.25% for the Russell 2000 Index.*

During the period, the Fund underperformed the broad indexes of the equity market due to weak performance of the Information Technology and Energy sectors. Key detractors included well known internet companies Alibaba Group Holdings and Twitter, in addition to Marcellus shale-based exploration and production company Antero Resources.

Renaissance International IPO ETF

For the period from October 6, 2014 to September 30, 2015, the Renaissance International IPO ETF’s total return was -3.24% compared with -11.78% for the MSCI All Country World ex-US Index.*

During the period, the Fund outpaced the broad indexes of the equity market due to strong performance of the Consumer Discretionary and Industrials sectors. Key contributors included European cable television providers Altice NV and Numericable, in addition to Spanish airport operator Aena.

Thank you for being a shareholder of the Renaissance IPO ETFs.

Sincerely,

William K. Smith

President

Renaissance Capital LLC

November 5, 2015

*	Past performance is no guarantee of future results. Investment return and principal value will fluctuate. Investor shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Returns do not reflect the deduction of taxes a shareholder would pay on distributions or redemption of fund shares. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. The Funds’ prospectuses contain more complete information, including fees, expenses and risks involved in investing in initial public offerings and newly public companies and should be read carefully before investing. Performance data current to the most recent month end may be obtained at www.renaissancecapital.com. The Russell 2000 is an unmanaged index that measures the performance of the companies in the Russell 2000, which represents approximately 98% of the investable U.S. equity market.

R e n a i s s a n c e C a p i t a l — T h e I P O E x p e r t Page 1

Growth of a $10,000 Investment

Renaissance IPO ETF
Renaissance IPO Index
13000
12500
12000
11500
11000
10500
10000
9/30/2013
11/30/2013
1/31/2014
3/31/2014
5/31/2014
7/31/2014
9/30/2014
11/30/2014
1/31/2015
3/31/2015
5/31/2015
7/31/2015
9/30/2015

The line chart above represents the changes in value of a hypothetical $10,000 investment made in the Renaissance IPO ETF on 10/14/2013. Returns include the reinvestment of all Fund distributions. The returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than original cost. Past performance is not predictive of future performance. This chart is for illustrative purposes only and may not represent your returns.

	Average Annual Total Returns
		Since Inception
	1 Year	(10/14/2013)
Renaissance IPO ETF	(11.18)%	1.18%
Renaissance IPO Index	(10.74)%	2.05%

R e n a i s s a n c e C a p i t a l — T h e I P O E x p e r t Page 2

Growth of a $10,000 Investment

Renaissance International IPO ETF
Renaissance International IPO Index
11,900
11,400
10,900
10,400
9,900
9,400
9/30/2014
10/31/2014
11/30/2014
12/31/2014
1/31/2015
2/28/2015
3/31/2015
4/30/2015
5/31/2015
6/30/2015
7/31/2015
8/31/2015
9/30/2015

The line chart above represents the changes in value of a hypothetical $10,000 investment made in the Renaissance International IPO ETF on 10/06/2014. Returns include the reinvestment of all Fund distributions. The returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than original cost. Past performance is not predictive of future performance. This chart is for illustrative purposes only and may not represent your returns.

Cumulative Total Returns
Since Inception
(10/06/2014)
Renaissance International IPO ETF	(3.24)%
Renaissance International IPO Index	(5.16)%

R e n a i s s a n c e C a p i t a l — T h e I P O E x p e r t Page 3

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and

Board of Trustees of

Renaissance Capital Greenwich Funds

We have audited the accompanying statements of assets and liabilities of the Renaissance IPO ETF and the Renaissance International IPO ETF, each a series of shares of Renaissance Capital Greenwich Funds, including the portfolios of investments as of September 30, 2015, and with respect to the Renaissance IPO ETF the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and for the period October 14, 2013 (commencement of operations) to September 30, 2014, and with respect to Renaissance International IPO ETF the related statement of operations, the statement of changes in net assets, and the financial highlights for the period October 6, 2014 (commencement of operations) to September 30, 2015. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits include consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2015 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Renaissance IPO ETF and the Renaissance International IPO ETF as of September 30, 2015, the results of their operations, the changes in their net assets, and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

November 24, 2015

R e n a i s s a n c e C a p i t a l — T h e I P O E x p e r t Page 4

Renaissance IPO ETF

Portfolio Summary (Unaudited)

Top Ten Holdings

As of September 30, 2015

% of Net Assets
Alibaba Group Holding, Ltd.	9.5%
Hilton Worldwide Holdings, Inc.	7.1%
Twitter, Inc.	6.6%
Citizens Financial Group, Inc.	5.5%
Ally Financial, Inc.	5.4%
Mobileye NV	4.3%
JD.com, Inc.	3.9%
Aramark	3.6%
IMS Health Holdings, Inc.	2.5%
Synchrony Financial	2.4%

(The ten largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

Holdings By Industry

As of September 30, 2015

	% of Net		% of Net
	Assets		Assets
Internet Software & Services	19.9%	Diversified Telecommunication Services	1.4%
Hotels, Restaurants & Leisure	12.2%	Household Durables	1.3%
Consumer Finance	10.3%	Pharmaceuticals	1.3%
Real Estate Investment Trusts (REITs)	6.4%	Specialty Retail	1.2%
Commercial Banks	5.5%	Thrifts & Mortgage Finance	0.7%
Software	4.6%	Computers & Peripherals	0.7%
Biotechnology	4.6%	Health Care Providers & Services	0.5%
Internet & Catalog Retail	4.0%	Trading Companies & Distributors	0.5%
Oil, Gas & Consumable Fuels	4.0%	Independent Power Producers & Energy
Diversified Consumer Services	3.8%	Traders	0.4%
Communications Equipment	3.3%	Professional Services	0.4%
Health Care Technology	2.5%	Capital Markets	0.3%
IT Services	2.4%	Food Products	0.3%
Chemicals	2.2%	Short-Term Investments	9.9%
Multiline Retail	2.1%	Liabilities Less Other Assets	(9.8%)
Life Sciences Tools & Services	1.6%	Total	100.0%
Media	1.5%

R e n a i s s a n c e C a p i t a l — T h e I P O E x p e r t Page 5

Renaissance International IPO ETF

Portfolio Summary (Unaudited)

Top Ten Holdings

As of September 30, 2015

% of Net Assets
Recruit Holdings Co., Ltd.	5.2%
Samsung C & T Corp.	4.6%
Altice NV	4.1%
Samsung SDS Co., Ltd.	3.6%
Aena SA	3.6%
NN Group NV	3.0%
ISS AS	2.9%
Royal Mail PLC	2.8%
Medibank Pvt, Ltd.	2.4%
Numericable-SFR	2.2%

(The ten largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

Holdings By Industry

As of September 30, 2015

	% of Net		% of Net
	Assets		Assets
Industrial Conglomerates	6.6%	Auto Components	1.3%
Professional Services	6.5%	Oil, Gas & Consumable Fuels	1.3%
Insurance	6.4%	Road & Rail	1.1%
Media	6.3%	Personal Products	1.0%
Commercial Services & Supplies	5.7%	Consumer Finance	0.9%
Capital Markets	5.5%	Thrifts & Mortgage Finance	0.9%
Real Estate Management & Development	4.3%	Electronic Equipment, Instruments &
Transportation Infrastructure	4.1%	Components	0.8%
Air Freight & Logistics	4.1%	Trading Companies & Distributors	0.8%
Hotels, Restaurants & Leisure	3.9%	Electric Utilities	0.7%
Internet Software & Services	3.8%	Automobiles	0.6%
IT Services	3.6%	Pharmaceuticals	0.6%
Diversified Telecommunication Services	3.4%	Computers & Peripherals	0.4%
Commercial Banks	3.1%	Construction & Engineering	0.4%
Health Care Providers & Services	2.9%	Biotechnology	0.4%
Specialty Retail	2.7%	Food & Staples Retailing	0.4%
Real Estate Investment Trusts (REITs)	2.7%	Software	0.3%
Food Products	2.5%	Building Products	0.2%
Independent Power Producers & Energy		Distributors	0.2%
Traders	2.5%	Household Durables	0.2%
Diversified Financial Services	1.9%	Chemicals	0.0%
Machinery	1.9%	Short-Term Investments	2.8%
Internet & Catalog Retail	1.8%	Liabilities Less Other Assets	(3.1%)
Textiles, Apparel & Luxury Goods	1.6%	Total	100.0%

R e n a i s s a n c e C a p i t a l — T h e I P O E x p e r t Page 6

Renaissance IPO ETF

Portfolio OF Investments

September 30, 2015

Shares		Value (US$)
	COMMON STOCKS - 98.8%
	CONSUMER DISCRETIONARY - 25.5%
	Diversified Consumer Services - 3.8%
14,321	Houghton Mifflin Harcourt Co. *	$290,860
3,900	Nord Anglia Education, Inc. *	79,287
12,430	ServiceMaster Global Holdings, Inc. *	417,026

	Hotels, Restaurants & Leisure - 11.6%	787,173
25,470	Aramark	754,931
64,312	Hilton Worldwide Holdings, Inc. *	1,475,317
12,455	La Quinta Holdings, Inc. *	196,540
		2,426,788
	Household Durables - 1.3%
8,844	GoPro, Inc. - Cl. A * (a)	276,110
	Internet & Catalog Retail - 4.0%
3,732	Cnova NV *	11,271
31,906	JD.com, Inc. - ADR *	831,470
		842,741
	Media - 1.5%
11,001	Markit, Ltd. *	319,029
	Multiline Retail - 2.1%
8,396	Burlington Stores, Inc. *	428,532
	Specialty Retail - 1.2%
9,326	Michaels Cos., Inc. *	215,430
2,600	Party City Holdco, Inc. *	41,522
		256,952
		5,337,325
	CONSUMER STAPLES - 0.3%
	Food Products - 0.3%
3,600	Blue Buffalo Pet Products, Inc. *	64,476
	ENERGY - 3.5%
	Oil, Gas & Consumable Fuels - 3.5%
6,758	Antero Resources Corp. * (a)	142,999
4,408	EP Energy Corp. - Class A * (a)	22,701
1,500	Euronav SA *	20,850
4,282	Memorial Resource Development Corp. *	75,278
11,036	Rice Energy, Inc. *	178,342
7,500	RSP Permian, Inc. *	151,875
4,794	Shell Midstream Partners LP	141,087
		733,132
		733,132
	FINANCIALS - 23.2%
	Capital Markets - 0.3%
4,500	OM Asset Management PLC	69,390
	Commercial Banks - 5.5%
48,016	Citizens Financial Group, Inc.	1,145,662
	Consumer Finance - 10.3%
55,658	Ally Financial, Inc. *	1,134,310
12,376	Santander Consumer USA Holdings, Inc. *	252,718
6,015	Springleaf Holdings, Inc. *	262,976
15,929	Synchrony Financial * (a)	498,577
		2,148,581
	Real Estate Investment Trusts (REITs) - 6.4%
19,583	Brixmor Property Group, Inc.	459,809
10,400	Empire State Realty Trust, Inc. - Cl. A	177,112
15,481	Outfront Media, Inc.	322,005
15,997	Paramount Group, Inc.	268,749
5,800	STORE Capital Corp.	119,828
		1,347,503

See Accompanying Notes to Financial Statements.

R e n a i s s a n c e C a p i t a l — T h e I P O E x p e r t Page 7

Renaissance IPO ETF

Portfolio of Investments

September 30, 2015 (continued)

Shares		Value (US$)
	Thrifts & Mortgage Finance - 0.7%
6,300	Essent Group, Ltd. *	$156,555
		4,867,691
	HEALTH CARE - 10.5%
	Biotechnology - 4.6%
600	Galapagos NV - ADR *	24,426
7,782	Juno Therapeutics, Inc. * (a)	316,650
4,400	Kite Pharma, Inc. * (a)	244,992
3,900	Ultragenyx Pharmaceutical, Inc. *	375,609
		961,677
	Health Care Providers & Services - 0.5%
3,900	Diplomat Pharmacy, Inc. *	112,047
	Health Care Technology - 2.5%
18,080	IMS Health Holdings, Inc. *	526,128
	Life Sciences Tools & Services - 1.6%
2,900	INC Research Holdings, Inc. - Cl. A *	116,000
2,200	PRA Health Sciences, Inc. *	85,426
5,300	VWR Corp. *	136,157
		337,583
	Pharmaceuticals - 1.3%
11,190	Catalent, Inc. *	271,917
		2,209,352
	INDUSTRIALS - 0.9%
	Professional Services - 0.4%
3,600	TransUnion *	90,432
	Trading Companies & Distributors - 0.5%
1,600	Avolon Holdings, Ltd. *	48,704
2,500	Univar, Inc. *	45,375
		94,079
		184,511
	INFORMATION TECHNOLOGY - 30.9%
	Communications Equipment - 3.3%
4,089	Arista Networks, Inc. * (a)	250,206
14,934	CommScope Holding Co., Inc. *	448,468
		698,674
	Computers & Peripherals - 0.7%
5,613	Nimble Storage, Inc. * (a)	135,385
	Internet Software & Services - 19.9%
6,844	58.com, Inc. - ADR *	322,010
33,662	Alibaba Group Holding, Ltd. - ADR *	1,985,048
3,575	Criteo SA - ADR *	134,206
6,900	Endurance International Group Holdings, Inc. *	92,184
6,631	GrubHub, Inc. *	161,399
6,665	Lending Club Corp. *	88,178
51,395	Twitter, Inc. *	1,384,581
		4,167,606
	IT Services - 2.4%
2,200	Black Knight Financial Services, Inc. - Cl. A *	71,610
15,931	Sabre Corp.	433,004
		504,614
	Software - 4.6%
1,316	Cheetah Mobile, Inc. - ADR * (a)	19,029
2,833	King Digital Entertainment PLC	38,359
19,970	Mobileye NV * (a)	908,236
		965,624
		6,471,903
	MATERIALS - 2.2%
	Chemicals - 2.2%
18,415	Axalta Coating Systems, Ltd. *	466,636

See Accompanying Notes to Financial Statements.

R e n a i s s a n c e C a p i t a l — T h e I P O E x p e r t Page 8

Renaissance IPO ETF

Portfolio of Investments

September 30, 2015 (continued)

Shares		Value (US$)
	TELECOMMUNICATION SERVICES - 1.4%
	Diversified Telecommunication Services - 1.4%
11,260	Zayo Group Holdings, Inc. *	$285,554
	UTILITIES - 0.4%
	Independent Power Producers & Energy Traders - 0.4%
5,534	Abengoa Yield PLC (a)	91,588
	TOTAL COMMON STOCKS
	(Cost - $24,091,069)	20,712,168
Units	COMMON STOCK UNITS - 0.6%
	CONSUMER DISCRETIONARY - 0.6%
	Hotels, Restaurants & Leisure - 0.6%
6,958	Extended Stay America, Inc.	116,755

	TOTAL COMMON STOCK UNITS
	(Cost - $151,377)	116,755

	LIMITED PARTNERSHIPS - 0.3%
	ENERGY - 0.3%
	Oil, Gas & Consumable Fuels - 0.3%
2,544	EQT GP Holdings LP *	57,851

	TOTAL LIMITED PARTNERSHIPS
	(Cost - $81,484)	57,851

	MASTER LIMITED PARTNERSHIPS - 0.2%
	ENERGY - 0.2%
	Oil, Gas & Consumable Fuels - 0.2%
3,389	Enable Midstream Partners LP	42,837

	TOTAL MASTER LIMITED PARTNERSHIPS
	(Cost - $70,746)	42,837
Shares	SHORT-TERM INVESTMENTS - 9.9%
2,082,683	State Street Navigator Prime Securities Lending Portfolio (b)	2,082,683

	TOTAL SHORT-TERM INVESTMENTS
	(Cost - $2,082,683)	2,082,683
	TOTAL INVESTMENTS - 109.8% (Cost - $26,477,359) (c)	$23,012,294
	LIABILITIES LESS OTHER ASSETS - (9.8) %	(2,056,791)
	NET ASSETS - 100.0%	$20,955,503

*	Non-income producing security.

(a)	Securities (or a portion of the security) on loan. As of September 30, 2015, the market value of securities loaned was $2,098,301. The loaned securities were secured with cash collateral of $2,082,683 and non-cash collateral with a value of $537. The non-cash collateral received consists primarily of government securities, and is held for the benefit of the Fund at the Fund's custodian. The Fund cannot repledge or resell this collateral. Collateral is calculated based on prior day’s prices.

(b)	Represents investments of cash collateral received in connection with securities lending.

(c)	Represents cost for financial reporting purposes. The cost for Federal income tax purposes is $26,591,673. At September 30, 2015, net depreciation for all securities was $3,579,379. This consists of aggregate gross unrealized appreciation of $576,573 and aggregate gross unrealized depreciation of $4,155,952.

ADR - American Depositary Receipt

LP - Limited Partnership

PLC - Public Limited Company

See Accompanying Notes to Financial Statements.

R e n a i s s a n c e C a p i t a l — T h e I P O E x p e r t Page 9

Renaissance International IPO ETF

Portfolio of Investments

September 30, 2015

Shares		Value (US$)
	COMMON STOCKS - 100.3%
	AUSTRALIA - 4.9%
3,188	Genworth Mortgage Insurance Australia, Ltd.	$5,147
14,449	Healthscope, Ltd.	25,861
27,215	Medibank Pvt, Ltd. *	46,227
8,736	Veda Group, Ltd.	16,372
		93,607
	BELGIUM - 1.0%
650	Ontex Group NV	19,937
	BRITAIN - 15.0%
6,069	AA PLC *	26,018
7,051	Auto Trader Group PLC * (a)	36,170
2,332	Card Factory PLC	13,829
4,343	Just Eat PLC *	26,963
7,088	Merlin Entertainments PLC (a)	39,844
3,664	Pets at Home Group PLC	15,281
7,737	Royal Mail PLC	53,698
5,958	Saga PLC	18,522
1,736	Sophos Group PLC * (a)	6,132
2,807	Spire Healthcare Group PLC (a)	15,287
4,540	SSP Group PLC	20,968
2,299	Virgin Money Holdings UK PLC *	13,442
		286,154
	CANADA - 0.7%
1,523	Seven Generations Energy, Ltd. - Cl. A *	14,391
	CHINA - 15.8%
7,206	3SBio, Inc. * (a)	7,318
13,215	BAIC Motor Corp., Ltd. - Cl. H * (a) (b)	11,578
5,191	Bank of Chongqing Co., Ltd. - Cl. H	3,577
7,780	CAR, Inc. * (b)	11,223
11,611	Central China Securities Co., Ltd. - Cl. H	5,978
98,740	CGN Power Co., Ltd. (a)	41,279
89,955	China Cinda Asset Management Co., Ltd. - Cl. H *	31,107
12,376	China Conch Venture Holdings, Ltd.	26,317
35,470	China Everbright Bank Co., Ltd. - Cl. H	15,378
56,848	China Huishan Dairy Holdings Co., Ltd. (b)	20,392
7,835	China Railway Signal & Communication Corp., Ltd. - Cl. H * (a)	6,308
6,824	Cosmo Lady China Holdings Co., Ltd. (a)	7,220
6,718	Dalian Wanda Commercial Properties Co., Ltd. - Cl. H (a)	38,487
9,034	GF Securities Co., Ltd. - Cl. H * (b)	16,389
7,560	Guorui Properties, Ltd.	3,756
11,060	Huatai Securities Co., Ltd. - Cl. H * (a)	21,834
15,557	Huishang Bank Corp., Ltd. - Cl. H	6,825
2,335	Legend Holdings Corp. - Cl. H * (a)	8,075
7,544	Logan Property Holdings Co., Ltd.	3,212
12,936	Luye Pharma Group, Ltd. *	11,517
3,645	Red Star Macalline Group Corp., Ltd. - Cl. H * (a)	4,656
40,580	Tianhe Chemicals Group, Ltd. * (a) (c)	—
		302,426
	DENMARK - 2.9%
1,690	ISS AS	56,060
	FRANCE - 5.5%
784	Coface SA *	6,900
766	Elior Participations SCA (a)	14,636
646	Elis SA	10,062
674	Europcar Groupe SA * (a)	9,038
185	Gaztransport Et Technigaz SA	9,598
907	Numericable-SFR *	41,836
486	SPIE SA *	8,073
183	Tarkett SA	4,274
		104,417

See Accompanying Notes to Financial Statements.

R e n a i s s a n c e C a p i t a l — T h e I P O E x p e r t Page 10

Renaissance International IPO ETF

Portfolio of Investments

September 30, 2015 (continued)

Shares		Value (US$)
	GERMANY - 3.6%
1,041	Deutsche Pfandbriefbank AG * (a)	$12,098
329	Hella KGaA Hueck & Co. *	11,862
324	Rocket Internet AG * (a)	10,410
1,031	Zalando SE * (a)	34,100
		68,470
	HONG KONG - 1.5%
50,941	Hang Fat Ginseng Holdings Co., Ltd. (b)	3,813
5,642	Kerry Logistics Network, Ltd.	8,037
32,399	WH Group, Ltd. * (a)	16,011
		27,861
	INDONESIA - 0.4%
3,765	PT Blue Bird Tbk	1,696
2,594	PT Mitra Keluarga Karyasehat Tbk	5,237
		6,933
	IRELAND - 0.3%
1,092	Permanent TSB Group Holdings PLC *	5,796
	ITALY - 3.5%
2,128	Anima Holding S.p.A. (a)	18,571
2,093	FinecoBank Banca Fineco S.p.A.	13,892
2,410	Infrastrutture Wireless Italiane S.p.A. * (a)	11,795
1,285	Moncler S.p.A.	22,974
		67,232
	JAPAN - 8.8%
8	AEON REIT Investment Corp.	8,416
3,421	Japan Display, Inc. *	9,781
3,331	Recruit Holdings Co., Ltd.	99,404
1,895	Seibu Holdings, Inc.	38,179
930	Skylark Co., Ltd.	12,055
		167,835
	MALAYSIA - 0.8%
15,348	Malakoff Corp. Bhd	5,656
10,418	Westports Holdings Bhd	10,049
		15,705
	MEXICO - 1.2%
2,096	Concentradora Fibra Danhos S.A. de C.V. - REIT	4,424
4,695	Grupo Lala SAB de CV	11,106
5,422	Nemak SAB de CV * (a)	6,575
		22,105
	NETHERLANDS - 10.8%
919	Altice NV - Cl. B *	20,502
2,782	Altice NV - Cl. A *	58,209
695	Euronext NV (a)	29,588
294	Flow Traders (a)	11,455
511	GrandVision NV * (a)	13,093
444	IMCD Group NV	15,295
2,031	NN Group NV	58,143
		206,285
	NORWAY - 0.7%
619	Entra ASA (a)	4,999
953	XXL ASA (a)	9,291
		14,290
	PHILIPPINES - 0.4%
4,659	Robinsons Retail Holdings, Inc.	7,272
16,250	Travellers International Hotel Group, Inc.	1,161
		8,433
	POLAND - 0.7%
3,233	Energa SA	14,344

See Accompanying Notes to Financial Statements.

R e n a i s s a n c e C a p i t a l — T h e I P O E x p e r t Page 11

Renaissance International IPO ETF

Portfolio of Investments

September 30, 2015 (continued)

Shares		Value (US$)
	PORTUGAL - 0.9%
1,470	CTT-Correios de Portugal SA	$16,375
	SOUTH KOREA - 8.4%
714	Samsung C&T Corp. *	88,249
16	Cuckoo Electronics Co., Ltd.	3,672
284	Samsung SDS Co., Ltd.	69,005
		160,926
	SPAIN - 7.3%
624	Aena SA * (a)	68,854
998	Applus Services SA *	9,457
1,363	Cellnex Telecom SAU * (a)	23,150
3,206	Merlin Properties Socimi SA - REIT *	38,152
		139,613
	SWEDEN - 1.5%
1,316	Com Hem Holding AB	10,998
775	Hemfosa Fastigheter AB	8,264
454	Lifco AB - Cl. B	9,899
		29,161
	SWITZERLAND - 2.4%
299	Cembra Money Bank AG *	17,671
160	SFS Group AG *	9,645
330	Sunrise Communications Group AG * (a)	18,928
		46,244
	UAE - 0.9%
21,371	Emaar Malls Group PJSC *	17,979
	UNITED STATES - 0.4%
6,782	Nexteer Automotive Group, Ltd.	6,826

	TOTAL COMMON STOCKS
	(Cost - $2,109,795)	1,919,405

	SHORT-TERM INVESTMENTS - 2.8%
53,429	State Street Navigator Prime Securities Lending Portfolio (d)	53,429

	TOTAL SHORT-TERM INVESTMENTS
	(Cost - $53,429)	53,429

	TOTAL INVESTMENTS - 103.1% (Cost - $2,163,224) (e)	$1,972,834
	LIABILITIES LESS OTHER ASSETS - (3.1) %	(59,579)
	NET ASSETS - 100.0%	$1,913,255

*	Non-income producing security.

(a)	Pursuant to Rule 144A under the Securities Act of 1933, this security can only be sold to qualified institutional investors.

(b)	Securities (or a portion of the security) on loan. As of September 30, 2015, the market value of securities loaned was $48,797. The loaned securities were secured with cash collateral of $53,429. Collateral is calculated based on prior day’s prices.

(c)	Security has been deemed worthless by the Advisor in accordance with the valuation policies and procedures approved by the Board of Trustees. The Advisor has determined this security to be a Level 3.

(d)	Represents investments of cash collateral received in connection with securities lending.

(e)	Represents cost for financial reporting purposes. The cost for Federal income tax purposes is $2,166,261. At September 30, 2015, net depreciation for all securities was $193,427. This consists of aggregate gross unrealized appreciation of $45,696 and aggregate gross unrealized depreciation of $239,123.

PJSC - Public Joint Stock Company

PLC - Public Limited Company

REIT - Real Estate Investment Trust

See Accompanying Notes to Financial Statements.

R e n a i s s a n c e C a p i t a l — T h e I P O E x p e r t Page 12

Renaissance IPO ETFs
Statement of Assets and Liabilities
September 30, 2015

		Renaissance
	Renaissance	International
	IPO ETF	IPO ETF(1)
Assets
Investment Securities
At Cost	$26,477,359	$2,163,224
At Value*	23,012,294	1,972,834
Cash	56,507	—
Foreign Cash, at Value (Cost $0 and $71,150, respectively)	—	67,792
Dividends Receivable	3,086	1,137
Total Assets	23,071,887	2,041,763

Liabilities
Payable Upon Receipt of Securities Loaned	2,082,683	53,429
Due to Custodian	—	63,790
Accrued Management Fees	33,701	11,289
Total Liabilities	2,116,384	128,508
Net Assets	$20,955,503	$1,913,255

Net Assets Consist of:
Paid-in-Capital	$24,523,651	$2,150,294
Accumulated Net Investment Loss	11,231	(3,171)
Accumulated Net Realized Gain on Investments and Foreign Currency	(114,314)	(40,118)
Net Unrealized Depreciation on Investments and Foreign Currency	(3,465,065)	(193,750)
Total Net Assets	$20,955,503	$1,913,255

Net Asset Value Per Share	$19.96	$19.13
Shares Outstanding (no par value, unlimited amount authorized)	1,050,000	100,001
* Includes investments in securities on loan, at value	$2,098,301	$48,797

(1)	Commenced operations October 6, 2014.

See Accompanying Notes to Financial Statements.

R e n a i s s a n c e C a p i t a l — T h e I P O E x p e r t Page 13

Renaissance IPO ETFs
Statement of Operations
For the Period Ended September 30, 2015

		Renaissance
	Renaissance	International
	IPO ETF	IPO ETF(1)
Investment Income
Dividends (net of foreign tax withheld of $387 and $3,785, respectively)	$232,433	$38,959
Securities Lending Income	17,946	1,113
Total Investment Income	250,379	40,072
Expenses
Management Fees	167,639	16,190
Net Investment Income	82,740	23,882
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
Net Realized Gain (Loss) on Investments	104,854	(43,035)
Net Realized Gain (Loss) on In-Kind Transactions	2,657,792	167,880
Net Realized Gain (Loss) on Foreign Currency Transactions	—	(4,972)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(5,189,746)	(190,390)
Net Change in Unrealized Appreciation (Depreciation) on Foreign Currency Translations	—	(3,360)
Net Realized and Unrealized Loss on Investments and Foreign Currency	(2,427,100)	(73,877)
Net Decrease in Net Assets Resulting from Operations	$(2,344,360)	$(49,995)

(1)	Commenced operations October 6, 2014.

See Accompanying Notes to Financial Statements.

R e n a i s s a n c e C a p i t a l — T h e I P O E x p e r t Page 14

Renaissance IPO ETF
Statement of changes in Net Assets
For the Period Ended September 30, 2015

	Year Ended	Period Ended
	September 30,	September 30,
	2015	2014(1)
Increase (Decrease) in Net Assets from Operations
Net Investment Income	$82,740	$82,381
Net Realized Gain on Investments	104,854	409,798
Net Realized Gain on In-Kind Transactions	2,657,792	1,163,457
Net Change in Unrealized Appreciation (Depreciation) of Investments	(5,189,746)	1,724,681
Net Increase (Decrease) in Net Assets Resulting from Operations	(2,344,360)	3,380,317
Distributions to Shareholders From
Net Investment Income	(99,647)	(81,214)
Net Realized Gain on Investments	(633,344)	—
Total Distributions to Shareholders	(732,991)	(81,214)
Fund Share Transactions
Proceeds from Shares Sold	18,611,855	43,148,459
Cost of Shares Redeemed	(27,905,943)	(13,126,870)
Other Capital (Note 4)	2,250	4,000
Net Increase (Decrease) in Net Assets from Fund Share Transactions	(9,291,838)	30,025,589
Total Increase (Decrease) in Net Assets	(12,369,189)	33,324,692
Net Assets
Beginning of Period	33,324,692	—
End of Period*	$20,955,503	$33,324,692
* Includes Accumulated Net Investment Loss of	$11,231	$—
Increase (Decrease) in Fund Shares Issued
Number of Shares Sold	800,000	2,050,001
Number of Shares Redeemed	(1,200,000)	(600,001)
Net Increase (Decrease) in Fund Shares	(400,000)	1,450,000

(1)	Commenced operations October 14, 2013.

See Accompanying Notes to Financial Statements.

R e n a i s s a n c e C a p i t a l — T h e I P O E x p e r t Page 15

Renaissance International IPO ETF
Statement of Changes in Net Assets
For the Period Ended September 30, 2015

Period Ended
September 30,
2015(1)

Increase (Decrease) in Net Assets from Operations
Net Investment Income	$23,882
Net Realized Loss on Investments and Foreign Currency	(48,007)
Net Realized Gain on In-Kind Transactions	167,880
Net Change in Unrealized Depreciation of Investments and Foreign Currency	(193,750)
Net Decrease in Net Assets Resulting from Operations	(49,995)
Distributions to Shareholders From
Net Investment Income	(23,906)
Net Realized Gain on Investments	—
Total Distributions to Shareholders	(23,906)
Fund Share Transactions
Proceeds from Shares Sold	3,128,409
Cost of Shares Redeemed	(1,141,253)
Net Increase in Net Assets from Fund Share Transactions	1,987,156
Total Increase in Net Assets	1,913,255
Net Assets
Beginning of Period	—
End of Period*	$1,913,255
* Includes Accumulated Net Investment Loss of	$(3,171)
Increase (Decrease) in Fund Shares Issued
Number of Shares Sold	150,001
Number of Shares Redeemed	(50,000)
Net Increase in Fund Shares	100,001

(1)	Commenced operations October 6, 2014.

See Accompanying Notes to Financial Statements.

R e n a i s s a n c e C a p i t a l — T h e I P O E x p e r t Page 16

Renaissance IPO ETF
Financial Highlights
For the Period Ended September 30, 2015
For a Share Outstanding Throughout the Period

	Year Ended	Period Ended
	September 30,	September 30,
	2015	2014(1)
Net Assets Value, Beginning of Period	$22.98	$20.00
Income (Loss) From Investment Operations
Net Investment Income(2)	0.07	0.06
Net Realized and Unrealized Gain (Loss)	(2.57)	2.98
Total from Investment Operations	(2.50)	3.04
Other Capital(2)	0.00 *	0.00	*
Distribution to Shareholders From Net Investment Income	(0.07)	(0.06)
Distribution to Shareholders From Realized Gain on Investments	(0.45)	—
Total Distributions	(0.52)	(0.06)
Net Asset Value, End of Period	$19.96	$22.98

Total Return(3)	(11.18)%	15.22%

Ratios and Supplemental Data
Net Assets, End of Period (000s)	$20,956	$33,325
Ratio of Net Expenses to Average Net Assets	0.60%	0.60	% (4)
Ratio of Net Investment Income to Average Net Assets	0.30%	0.30	% (4)
Portfolio Turnover Rate(5)	86%	127%

(1)	Commenced operations October 14, 2013.

(2)	Calculated using average shares method.

(3)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the payment date. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.

(4)	Annualized.

(5)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

*	Per share amount represents less than $0.005 per share.

See Accompanying Notes to Financial Statements.

R e n a i s s a n c e C a p i t a l — T h e I P O E x p e r t Page 17

Renaissance International IPO ETF
Financial Highlights
For the Period Ended September 30, 2015
For a Share Outstanding Throughout the Period

Period Ended
September 30,
2015(1)
Net Assets Value, Beginning of Period	$20.00
Income (Loss) From Investment Operations
Net Investment Income(2)	0.24
Net Realized and Unrealized Loss	(0.87)
Total from Investment Operations	(0.63)
Distribution to Shareholders From Net Investment Income	(0.24)
Net Asset Value, End of Period	$19.13

Total Return(3)	(3.24)%

Ratios and Supplemental Data
Net Assets, End of Period (000s)	$1,913
Ratio of Net Expenses to Average Net Assets(4)	0.80%
Ratio of Net Investment Income to Average Net Assets(4)	1.18%
Portfolio Turnover Rate(5)	101%

(1)	Commenced operations October 6, 2014.

(2)	Calculated using average shares method.

(3)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the payment date. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.

(4)	Annualized.

(5)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

See Accompanying Notes to Financial Statements.

R e n a i s s a n c e C a p i t a l — T h e I P O E x p e r t Page 18

Renaissance IPO ETFs
Notes to Financial Statements
For the Period Ended September 30, 2015

The Renaissance IPO ETF and the Renaissance International IPO ETF (each a “Fund” and collectively, the “Funds”) are a series of Renaissance Capital Greenwich Funds (“the Trust”), a Delaware Trust, operating as a registered, non-diversified, open-end investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust, organized on February 3, 1997, may issue an unlimited number of shares of the Funds. The shares of the Fund are referred to herein as “Shares.”

The Trust currently consists of three series, an open-end mutual fund, and the Funds. The Renaissance IPO ETF commenced operations on October 14, 2013 and the Renaissance International IPO ETF commenced operations on October 6, 2014. The financial statements herein relate solely to those of the Funds.

The Funds are exchange-traded funds (“ETFs”). As ETFs, the Funds trade like other publicly-traded securities and are designed to track an index. Unlike shares of a mutual fund, which can be bought from and redeemed by the issuing fund by all shareholders at a price based on net asset value (“NAV”), Shares of the Funds may be directly purchased from and redeemed by a Fund at NAV solely by certain large institutional investors. The Shares of the Funds are listed on the NYSE Arca (the “Exchange”), and trade in the secondary market at market prices that may differ from the Shares’ NAV.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services - Investment Companies”.

1. SIGNIFICANT ACCOUNTING POLICIES: The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. These financial statements are presented in United States dollars.

A. FOREIGN CURRENCY TRANSLATIONS: Values of investments denominated in foreign currencies are converted into U.S. dollars using the current exchange rates each business day. Purchases and sales of investments and dividend income are translated into U.S. dollars using the current prevailing exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized gains or losses on securities is reflected as a component of such gains or losses. Transactions in foreign denominated assets may involve greater risks than domestic transactions.

B. SECURITY VALUATION: The values of the Funds’ securities are based on the securities’ closing prices on their principal markets, where available. In the absence of a last reported sales price, values may be based on the mean between the last bid and ask prices, if available. For restricted securities, as well as securities or other assets for which market quotations are not readily available or are unreliable, those securities are to be valued at fair value using good faith using good faith estimates as determined in accordance with the Trust’s Fund Securities Valuation Procedures, which is approved annually by the Board of Trustees (the “Board”). There is no single standard for determining the fair value of such securities. Rather, in determining the fair value of a security, the Fair Value Committee, after consulting with representatives of the Fund’s Adviser, Renaissance Capital LLC (the “Advisor”) and/or the Fund’s Administrator, State Street Bank and Trust, shall take into account the relevant factors and surrounding circumstances, a few of which may include: (i) market prices for a security or securities deemed comparable, including the frequency of trades or quotes for the security and comparable securities; (ii) dealer valuations of a security or securities deemed comparable; and (iii) determinations of value by one or more pricing services for a security or securities deemed comparable. The Funds may also use fair value pricing in a variety of circumstances, including, but not limited to, situations where the value of a security in a Fund’s portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded, or where trading in a security has been suspended or halted. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate the NAV of the Funds and the prices used by each of the Funds’ benchmark indices, the Renaissance IPO Index and the Renaissance International IPO Index, respectively (the “Indices”). This may adversely affect the Funds’ ability to track the Indices.

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Renaissance IPO ETFs
Notes to Financial Statements
For the Period Ended September 30, 2015 (Continued)

The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. At September 30, 2015, all of the Funds’ investments were valued based on Level 1 inputs, except as noted and detailed on the Portfolio of Investments.

It is the Funds’ policy to record transfers in to or out of Level 1, Level 2, and Level 3 at the end of the reporting period. There were no significant transfers in to or out of any level during the current period presented.

C. INVESTMENT INCOME: Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on an accrual basis.

D. INVESTMENT TRANSACTIONS: Security transactions are accounted for on a trade date basis for financial reporting purposes. In determining the gain or loss from the sale of securities, the cost of securities sold is determined on the basis of identified cost.

2. FEDERAL INCOME TAXES: It is the Funds’ intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and intend to distribute all of their taxable income to relieve them from all, or substantially all, Federal income and excise taxes. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Funds recognize the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions in the open tax years (current and prior years, as applicable) or expected to be taken in the Fund’s 2015 tax returns and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the above open tax years. The Funds identify their major tax jurisdictions as U.S. Federal and foreign jurisdictions where the Funds make significant investments.

The components of accumulated earnings on a tax basis were as follows:

Renaissance IPO ETF	2015
Undistributed Ordinary Income	11,231
Undistributed Long-Term Gains	—
Capital Loss Carry Forwards	—
Post October and Late Year Losses	—
Unrealized Depreciation	(3,579,379)
Total Accumulated Earnings	$(3,568,148)

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Renaissance IPO ETFs
Notes to Financial Statements
For the Period Ended September 30, 2015 (Continued)

Renaissance International IPO ETF	2015
Undistributed Ordinary Income	$—
Undistributed Long-Term Gains	—
Capital Loss Carry Forwards	(37,081)
Post October and Late Year Losses	(3,171)
Unrealized Depreciation	(196,787)
Total Accumulated Earnings	$(237,039)

The difference between book basis and tax basis unrealized appreciation, accumulated net realized loss on investments and accumulated net investment loss is primarily attributable to the tax deferral of losses on wash sales and adjustments for real estate investment trusts and partnerships.

Capital loss carry forwards are available through the date specified below to offset future realized net capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. To the extent future gains are offset by capital loss carry forwards, such gains will not be distributed. As of September 30, 2015, Renaissance International IPO ETF had Non-expiring Short Term capital loss carry forwards of $37,081.

The Renaissance International IPO ETF has elected to defer losses incurred from November 1, 2014 through September 30, 2015 in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. As of September 30, 2015, Renaissance International IPO ETF has late year ordinary loss deferrals of $3,171.

For the period ended September 30, 2015, the Renaissance IPO ETF and the Renaissance International IPO ETF Fund reclassified non-taxable security gain realized on the in-kind redemption of Creation Units (Note 4) as an increase to paid-in-capital in the Statement of Assets and Liabilities in the amounts of $2,410,197 and $164,963, respectively.

The tax character of distributions paid during the period ended September 30, 2015 was ordinary income of $732,991 and $23,906 for the Renaissance IPO ETF Fund and Renaissance International IPO ETF, respectively. The tax character of distributions paid during the year ended September 30, 2014 was ordinary income of $81,214 for the Renaissance IPO ETF.

A. DISTRIBUTIONS TO SHAREHOLDERS: The Funds will normally distribute substantially all of their net investment income at least annually. Any realized net capital gains will be distributed annually. The Funds may also pay a special distribution at any time to comply with U.S federal tax requirements. All distributions are recorded on the ex-dividend date. The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Funds.

Permanent book and tax differences resulted in reclassifications for the fiscal year ended September 30, 2015 as follows:

Increase
(Decrease) to
		Increase	Accumulated
		(Decrease) to	Net Realized
	Increase	Accumulated	Gain on
	(Decrease) to	Net	Investments
	Paid-In	Investment	and Foreign
	Capital	Loss	Currency
Renaissance IPO ETF	$2,653,227	$28,138	$(2,681,365)
Renaissance International IPO ETF	163,138	(3,147)	(159,991)

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Renaissance IPO ETFs
Notes to Financial Statements
For the Period Ended September 30, 2015 (Continued)

3.	FEES AND EXPENSES

A. MANAGEMENT FEE: The Advisor serves as investment advisor to the Funds pursuant to an investment management agreement between the Trust and the Advisor (the “Investment Management Agreement”). Under the Investment Management Agreement, the Advisor, subject to the supervision of the Board and in conformity with the stated investment policies of the Funds, manages the investment of the Funds’ assets. The Advisor is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of the Funds.

Pursuant to a Supervision and Administration Agreement between the Trust, on behalf of the Funds, and the Advisor, the Advisor oversees the operation of the Funds, provides or causes to be furnished the advisory, supervisory, administrative, distribution, transfer agency, custody and all other services necessary for the Funds to operate, and exercises day-to-day oversight over the Funds’ service providers. Under the Supervision and Administration Agreement, the Advisor also bears all the fees and expenses incurred in connection with its obligations under the Supervision and Administration Agreement, including, but not limited to, the costs of various third-party services required by the Funds, including audit, certain custody, portfolio accounting, legal, transfer agency and printing costs, except those fees and expenses specifically assumed by the Trust on behalf of the Funds.

Pursuant to the terms of each of the Investment Management Agreement and the Supervision and Administration, the Trust has agreed to indemnify the Advisor for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties. The Investment Management Agreement also provides that the Advisor may engage in other businesses, devote time and attention to any other business, whether of a similar or dissimilar nature, and render investment advisory services to others.

As compensation for its services, the Advisor is paid a monthly management fee for providing investment advisory, supervisory, administrative and other services the Funds require under an all-in fee structure based on a percentage of the Funds’ average daily net assets at the annual rate of 0.60% for Renaissance IPO ETF and 0.80% for Renaissance International IPO ETF.

The Funds also bear certain other expenses, which are specifically excluded from being covered under the management fee and the Supervision and Administration Agreement (“Excluded Expenses”) and may vary and will affect the total level of expenses paid by the Funds. Such Excluded Expenses include taxes, brokerage fees, commissions and other transaction expenses, interest and extraordinary expenses (such as litigation and indemnification expenses). The Funds also bear asset-based custodial fees not covered by the Supervision and Administration Agreement.

B. DISTRIBUTION AND SERVICING FEES: Foreside Fund Services, LLC (the “Distributor”) serves as the distributor of the Shares of the Funds. The Board of Trustees of the Trust has adopted a distribution and services plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Funds are authorized to pay distribution fees in connection with the sale and distribution of their Shares and pay service fees in connection with the provision of ongoing services to shareholders and the maintenance of shareholder accounts in an amount up to 0.25% of the Funds’ average daily net assets each year. No Rule 12b-1 fees are currently paid by the Funds, and there are no current plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because these fees are paid out of the Funds’ assets on an ongoing basis, these fees will increase the cost of your investment in the Funds.

4. SHAREHOLDER TRANSACTIONS: The Funds issue and redeem Shares at NAV only in a large specified number of Shares each called a “Creation Unit,” or multiples thereof. Creation Units are sold to and from institutional brokers through participation agreements. Except when aggregated in Creation Units, Shares of the Funds are not redeemable. Such transactions generally consist of the in-kind deposit of a designated portfolio of equity securities (the “Deposit Securities”) that comprise the Index and an amount of cash computed as described below (the “Cash Component”) or, as permitted or required by the Funds, of cash. The Cash Component together with the Deposit Securities, as applicable, are referred to as the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for Shares. The Cash Component represents the difference between the NAV of a Creation Unit and the market value of Deposit Securities and may include a Dividend Equivalent Payment. The “Dividend Equivalent Payment” enables the Funds to make a complete distribution of dividends on the next dividend payment date, and is an amount equal, on a per Creation Unit basis, to the dividends on all the securities held by the Funds (“Fund Securities”) with ex-dividend dates within the accumulation period for such distribution (the “Accumulation Period”), net of expenses and liabilities for such period, as if all of the Fund Securities had been held by the Trust for the entire Accumulation Period. The Accumulation Period

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Renaissance IPO ETFs
Notes to Financial Statements
For the Period Ended September 30, 2015 (Continued)

begins on the ex-dividend date for the Funds and ends on the next ex-dividend date. Transactions in capital shares for the Funds are disclosed in detail in the Statements of Changes in Net Assets.

A fixed transaction fee of $500 per Creation Unit for the Renaissance IPO ETF and $1,000 per Creation Unit for the Renaissance International IPO ETF, regardless of the number of Creation Units that are created or redeemed on the same day, is charged to the institutional broker creating or redeeming Creation Units. An additional variable fee may be charged for certain transactions. Transaction fees are received by the Trust and/or Custodian and are used to defray related expenses. The amounts are included in Other Capital on the Statements of Changes in Net Assets.

5. INDEMNIFICATION: Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties for the Funds. In addition, in the normal course of business, the Funds may enter into contracts with vendors that contain a variety of representations and warranties that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the risk of loss due to these warranties appears to be remote.

6. INVESTMENT TRANSACTIONS: For the period ended September 30, 2015, the Renaissance IPO ETF had in-kind contributions of $18,605,450, in-kind redemptions of $25,275,244, and an in-kind net realized gain of $2,657,792. For the period ended September 30, 2015, the Renaissance International IPO ETF had in-kind contributions of $2,805,581, in-kind redemptions of $850,396, and an in-kind net realized gain of $167,880.

The in-kind contributions and in-kind redemptions shown above may not agree with the Fund Share Transactions on the Statements of Changes in Net Assets. The amounts showed above represent the accumulation of each Fund’s daily net shareholder transactions while the Statements of Changes in Net Assets reflects gross shareholder transactions including any cash component of the transaction.

The length of time the Funds have held a particular security is not generally a consideration in investment decisions. A change in the securities held by each Fund is known as “portfolio turnover.” The Funds may engage in frequent and active trading of portfolio securities to achieve their investment objective, including, without limitation, to reflect changes in the component securities of the Index, such as reconstitutions or additions or deletions of component securities. To the extent that Creation Unit purchases from and redemptions by the Funds are affected in cash, frequent purchases and redemptions may increase the rate of portfolio turnover. High portfolio turnover involves correspondingly greater expenses to the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Funds’ performance. The portfolio turnover rates are reported in the Financial Highlights.

For the period ended September 30, 2015, the Renaissance IPO ETF made purchases with a cost of $23,334,463 and sales with proceeds of $23,795,786 of investment securities and the Renaissance International IPO ETF made purchases with a cost of $2,285,009 and sales with proceeds of $2,061,327 of investment securities (excluding short-term securities).

7. SECURITIES LENDING: The Funds may lend their portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the Funds receive liquid collateral equal to at least 102% for U.S. securities and 105% for international securities of the value of the portfolio securities being loaned. This collateral is marked-to-market on a daily basis. The Funds will then invest the cash collateral received in the State Street Navigator Prime Securities Lending Portfolio, and records a liability for the return of the collateral, during the period the securities are on loan. The Funds are subject to a lending limit of 33 % of total assets (including the value of collateral).

The loans are subject to termination at the option of the borrower or the Funds. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail to return loaned securities, the Funds have the right to repurchase the securities using the collateral in the open market.

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Renaissance IPO ETFs
Notes to Financial Statements
For the Period Ended September 30, 2015 (Continued)

The borrower pays fees at the Funds’ direction to the lending agent. The lending agent may retain a portion of the fees and interest earned on the cash collateral invested as compensation for its services. Investments made with the cash collateral are disclosed on the Schedules of Investments. The lending fees and the Funds’ portion of the interest income earned on the cash collateral are included on the Statements of Operations as securities lending income.

See the Portfolio of Investments for information about the value of the securities on loan and their related collateral. The loaned securities are subject to enforceable netting arrangements and as of September 30, 2015, the value of the related collateral exceeded the value of the securities loaned.

8. PRINCIPAL RISKS: Investors in the Funds should be willing to accept a high degree of volatility in the price of the Funds’ Shares and the possibility of significant losses. An investment in the Funds involves a substantial degree of risk. Therefore, you should consider carefully the following risks before investing in the Funds. In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of selected principal risks. For a more comprehensive list of potential risks the Funds may be subject to, please see the Funds’ Prospectus.

A. RISK OF INVESTING IN IPOS. The Funds invest in companies that have recently completed an initial public offering. The stocks of such companies are unseasoned equities lacking a trading history, a track record of reporting to investors and widely available research coverage. IPOs are thus often subject to extreme price volatility and speculative trading. These stocks may have above-average price appreciation in connection with the initial public offering prior to inclusion in the Indices. The price of stocks included in the Indices may not continue to appreciate and the performance of these stocks may not replicate the performance exhibited in the past. In addition, IPOs share similar illiquidity risks of private equity and venture capital. The free float shares held by the public in an IPO are typically a small percentage of the market capitalization. The ownership of many IPOs often include large holdings by venture capital and private equity investors who seek to sell their shares in the public market in the months following an IPO when shares restricted by lock-up are released, causing greater volatility and possible downward pressure during the time that locked-up shares are released.

B. INFORMATION TECHNOLOGY RISK. Information technology companies frequently represent the largest sector in the Renaissance IPO Index. Information technology companies are generally subject to the risks of rapidly changing technologies; short product life cycles; fierce competition; aggressive pricing and reduced profit margins; the loss of patent, copyright and trademark protections; cyclical market patterns; evolving industry standards; and frequent new product introductions. Information technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Information technology company stocks, especially those which are internetrelated, have experienced extreme price and volume fluctuations that are often unrelated to their operating performance.

C. SMALL AND MID-CAPITALIZATION COMPANY RISK. The Funds invest in small and mid-capitalization companies. Such companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

D. DEPOSITARY RECEIPT RISK. The Funds may hold the securities of non-U.S. companies in the form of ADRs and GDRs. ADRs are negotiable certificates issued by a U.S. financial institution that represent a specified number of shares in a foreign stock and trade on a U.S. national securities exchange, such as the New York Stock Exchange. GDRs are certificates issued in more than one country for shares in a foreign company. The shares are held by a foreign branch of an international bank. The shares trade as domestic shares, but are offered for sale globally through the various bank branches. Sponsored ADRs or GDRs are issued with the support of the issuer of the foreign stock underlying the ADRs or GDRs and carry all of the rights of common shares, including voting rights. The underlying securities of the ADRs and GDRs in the Funds’ portfolios are usually denominated or quoted in currencies other than the U.S. Dollar. As a result, changes in foreign currency exchange rates may affect the value of the Funds’ portfolios. In addition, because the underlying securities of ADRs or GDRs trade on foreign exchanges at times when the U.S. markets are not open for trading, the value of the securities underlying the ADRs or GDRs may change materially at times when the U.S. markets are not open for trading, regardless of whether there is an active U.S. market for shares of the Funds.

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Renaissance IPO ETFs
Notes to Financial Statements
For the Period Ended September 30, 2015 (Continued)

E. REIT RISK. Investments in securities of real estate companies involve risks. These risks include, among others, adverse changes in foreign, national, state or local real estate conditions; obsolescence of properties; changes in the availability, cost and terms of mortgage funds; and the impact of changes in environmental laws. In addition, a REIT that fails to comply with foreign or domestic tax requirements affecting REITs may be subject to income taxation, including the U.S federal tax requirement that a REIT distribute substantially all of its net income to its shareholders may result in a REIT having insufficient capital for future expenditures. The value of a REIT can depend on the structure of and cash flow generated by the REIT. In addition, like mutual funds, REITs have expenses, including advisory and administration fees that are paid by their shareholders. As a result, you will absorb duplicate levels of fees when the Funds invest in REITs. In addition, REITs are subject to certain provisions under federal tax law. The failure of a company to qualify as a REIT could have adverse consequences for a Fund, including significantly reducing return to the Fund on its investment in such company.

F. PARTNERSHIP UNIT RISK. Investments in partnership units, such as master limited partnerships and trusts, involve risks that differ from an investment in common stock. Holders of the partnership units have more limited control and limited rights to vote on matters affecting the partnership. There are also certain tax risks associated with an investment in partnership units. In addition, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of a partnership, including a conflict arising as a result of incentive distribution payments.

G. NON-U.S. ISSUER RISK. Certain companies in which the Funds may invest may be non-U.S. issuers whose securities are listed on U.S. exchanges. These securities involve risks beyond those associated with investments in U.S. securities, including greater market volatility, higher transactional costs, the possibility that the liquidity of such securities could be impaired because of future political and/or economic developments, taxation by foreign governments, political instability, the possibility that foreign governmental restrictions may be adopted which might adversely affect such securities and that the selection of such securities may be more difficult because there may be less publicly available information concerning such non-U.S. issuers or the accounting, auditing and financial reporting standards, practices and requirements applicable to non-U.S. issuers may differ from those applicable to U.S. issuers.

H. EMERGING MARKETS RISK. The funds may invest a portion of their portfolios in securities of issuers located in emerging markets. Emerging market companies involve certain risks not associated with investing in developed market countries because emerging market countries are often in the initial stages of their industrialization cycles and have low per capita income. These increased risks include the possibility of investment and trading limitations, greater liquidity concerns, higher price volatility, greater delays and possibility of disruptions in settlement transactions, greater political uncertainties and greater dependence on international trade or development assistance. In addition, emerging market countries may be subject to overburdened infrastructures and environmental problems.

I. EQUITY SECURITIES RISK. The value of the equity securities held by the Funds may fall due to general market and economic conditions, perceptions regarding the markets in which the issuers of securities held by the Funds participate, or factors relating to specific issuers in which the Funds invest. Equity securities are subordinated to preferred securities and debt in a company’s capital structure with respect to priority in right to a share of corporate income, and therefore will be subject to greater dividend risk than preferred securities or debt instruments. In addition, while broad market measures of equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in those returns.

J. MARKET RISK. The prices of the securities in the Funds are subject to the risk associated with investing in the securities market, including general economic conditions and sudden and unpredictable drops in value. An investment in the Funds may lose money.

K. INDEX TRACKING RISK. The Funds’ returns may not match the returns of the Indices for a number of reasons. For example, a Fund incurs a number of operating expenses not applicable to its Index and incurs costs associated with buying and selling securities, especially when rebalancing a Fund’s securities holdings to reflect changes in the composition of its Index. Because the Funds bear the costs and risks associated with buying and selling securities while such costs and risks are not factored into the returns of the Indices, the Funds’ returns may deviate significantly from the returns of the Indices. In addition, the Funds may not be able to invest in certain securities included in the Indices, or invest in them in the exact proportions in which they are represented in the Indices, due to legal restrictions or other limitations. To the extent that a Fund calculates its net asset value (“NAV”) based on fair value prices and the value of the Index is based on securities’ closing prices, a Fund’s ability to track its Index may be adversely affected.

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Renaissance IPO ETFs
Notes to Financial Statements
For the Period Ended September 30, 2015 (Continued)

L. REPLICATION MANAGEMENT RISK. An investment in the Funds involves risks similar to those of investing in any fund of equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Funds are not “actively” managed, unless a specific security is removed from one of the Indices, the Funds generally would not sell a security because the security’s issuer was in financial trouble. Therefore, the Funds’ performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.

M. PREMIUM/DISCOUNT RISK. Disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares may result in Shares trading at a significant premium or discount to NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholders may sustain losses.

N. NON-DIVERSIFIED RISK. The Funds are classified as a “non-diversified” investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Therefore, the Funds may invest a relatively high percentage of their assets in a smaller number of issuers or may invest a larger proportion of their assets in a single company. As a result, the gains and losses on a single investment may have a greater impact on the Funds’ NAV and may make the Funds more volatile than more diversified funds. The Funds may be particularly vulnerable to this risk because they seek to replicate indices that are comprised of a limited number of securities.

O. CONCENTRATION RISK. A Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent its Index concentrates in a particular sector or sectors or industry or group of industries. The Funds may be subject to the risk that economic, political or other conditions that have a negative effect on that industry will negatively impact the Funds to a greater extent than if the Funds’ assets were invested in a wider variety of sectors or industries.

P. SECURITIES LENDING RISK. The Funds may engage in securities lending. Securities lending involves the risk that the fund may lose money because the borrower of the Funds’ loaned securities fails to return the securities in a timely manner or at all. The Funds could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Funds.

Q. FINANCIAL SECTOR RISK. Financial companies frequently represent the largest sector in the Renaissance IPO International Index. Financial companies are especially subject to the adverse effects of economic recession, currency exchange rates, government regulation, decreases in the availability of capital, volatile interest rates, portfolio concentrations in geographic markets and in commercial and residential real estate loans, and competition from new entrants in their fields of business.

R. CUSTODY RISK. The Renaissance International IPO ETF invests in securities on non-U.S. exchanges. Custody risk refers to risks in the process of clearing and settling trades and to the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local markets. Governments or trade groups may compel local agents to hold securities in designated depositories that are subject to independent evaluation. The less developed a country’s securities market is, the greater the likelihood of custody problems occurring.

S. CURRENCY RISK. The Renaissance International IPO ETF holds investments that are denominated in non-U.S. currencies, or in securities that provide exposure to such currencies, currency exchange rates or interest rates denominated in such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investment and the value of Fund’s Shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the International IPO ETF may change quickly and without warning and you may lose money.

T. VALUATION RISK. The sales price the Renaissance International IPO ETF could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Renaissance International IPO Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology. Because non-U.S. exchanges may be open on days when the Fund does not price its Shares, the value of the securities in the Renaissance International IPO ETF portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s Shares.

R e n a i s s a n c e C a p i t a l — T h e I P O E x p e r t Page 26

Renaissance IPO ETFs
Notes to Financial Statements
For the Period Ended September 30, 2015 (Continued)

9. NEW ACCOUNTING PRONOUNCEMENTS: In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2014-11. Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase- to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2015-07 “Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent).” The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Fund’s financial statements and related disclosures.

10. SUBSEQUENT EVENTS: The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of their financial effect, or a statement that such an estimate cannot be made. Management has determined that there were no subsequent events to report through the issuance of these financial statements.

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Renaissance IPO ETFs
Other Information
For the Period Ended September 30, 2015 (Unaudited)

Proxy Voting Policies and Procedures and Records

Information regarding how the Funds voted proxies related to portfolio securities during the year ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling 1-866-486-6645 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedule

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-866-486-6645.

Discount/Premium Information

Information regarding how often shares of each Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the Net Asset Value of the Fund during the past calendar year, when available can be found at www.renaissancecapital.com.

Cost of Investing

Shareholders of the Funds will incur two types of costs: (1) transaction costs, which may include creation and redemption fees or brokerage charges and (2) ongoing costs, including management fees and other Fund expenses. The following example is intended to help the shareholder understand the ongoing cost (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period ended September 30, 2015.

Actual Expenses: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The Funds charge a transaction fee of $500 per Creation Unit to those persons creating or redeeming Creation Units. If you buy or sell the Funds’ shares in the secondary market, you will incur customary brokerage commissions and charges.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as creation and redemption fees, or brokerage charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

R e n a i s s a n c e C a p i t a l — T h e I P O E x p e r t Page 28

Renaissance IPO ETFs
Other Information
For the Period Ended September 30, 2015 (Unaudited) (Continued)

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*	Annualized
	(4/1/15)	(9/30/15)	(4/1/15-9/30/15)	Expense Ratio
Renaissance IPO ETF
Actual	$1,000	$817	$2.73	0.60%
Hypothetical	$1,000	$1,022	$3.04	0.60%
(5% return before expenses)

Renaissance International IPO ETF
Actual	$1,000	$913	$3.84	0.80%
Hypothetical	$1,000	$1,021	$4.05	0.80%
(5% return before expenses)

*	Expenses are equal to the Funds’ annualized net expense ratio multiplied by the average account value of the period, multiplied by the number of days in the most recent six month period, then divided by 365.

Additional Tax Information

For federal income tax purposes, the following information is furnished with respect to the distributions of the Funds for the fiscal year ended September 30, 2015.

Dividend Received Deduction

The percentage of distributions which qualify for the corporate dividends received is 12.83% and 0.00% for the Renaissance IPO ETF Fund and Renaissance International IPO ETF Fund, respectively.

Qualified Dividend Income

A portion of dividends distributed by the Funds during the fiscal year ended September 30, 2015 is considered qualified dividend income, and is eligible for reduced tax rates. These lower rates range from 5% to 20% depending on the individual’s tax bracket. The Renaissance IPO ETF Fund and Renaissance International IPO ETF Fund had qualified dividend income of $63,359 and $33,635, respectively, for the period ended September 30, 2015.

Long Term Capital Gains

Renaissance IPO ETF had long term capital gain dividends of $197,844 during the year ended September 30, 2015. Renaissance International IPO ETF had no long term gain dividends during the year ended September 30, 2015.

R e n a i s s a n c e C a p i t a l — T h e I P O E x p e r t Page 29

Trustees and Officers

Name Address Date of Birth	Position(s) Held with Trust	Length of Service¹	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen²	Other Directorships Held
Independent Trustees
Warren K. Greene* 165 Mason Street Greenwich, CT 06830 02/36	Independent Trustee	Since December 1997	President – American Investors Fund, LLC (July 2006 – Present)	2	EII Realty Securities Trust
Gerald W. Puschel* 165 Mason Street Greenwich, CT 06830 12/44	Independent Trustee	Since December 1997	Chairman – F. Schumacher & Co.	2	F. Schumacher & Co.
Walter E. Auch Jr.* 165 Mason Street Greenwich, CT 06830 03/45	Independent Trustee	Since August 2013	AuchCompany LLC, H.J. Sims & Co., Inc.	2	None
Interested Trustee and Officers
Kathleen Shelton Smith[3] 165 Mason Street Greenwich, CT 06830 05/54	Interested Trustee, Chairperson, Treasurer and Chief Compliance Officer	Since December 1997	Chairperson, Chief Compliance Officer, Vice President, Treasurer and Secretary – Renaissance Capital LLC, Renaissance Capital, Investments Inc., Renaissance Capital International, LLC	2	None
William K. Smith[4] 165 Mason Street Greenwich, CT 06830 05/51	President	Since December 1997	President, Chief Executive Officer and Director – Renaissance Capital LLC, Renaissance Capital, Investments, Inc., Renaissance Capital International, LLC	2	None
Linda R. Kilian 165 Mason Street Greenwich, CT 06830 08/50	Chief Investment Officer, Vice President, Secretary	Since December 1997	Vice President and Director – Renaissance Capital LLC, Renaissance Capital, Investments, Inc., Renaissance Capital International, LLC	2	None

1	Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.

2	The Fund Complex consists of the Global IPO Fund and Renaissance IPO ETF, each a series of the Trust.

3	“Interested person” of the Trust within the meaning of the 1940 Act. Ms. Smith is an officer of the Adviser and the spouse of William K. Smith.

4	Mr. Smith is the spouse of Kathleen Shelton Smith.

The IPO ETF’s Statement of Additional Information (SAI) includes information about the Fund’s trustees and officers.

The SAI is available, without charge, upon request by calling toll-free 1-888-476-3863.

*	Member of the Audit Committee.

R e n a i s s a n c e C a p i t a l — T h e I P O E x p e r t Page 30

Item 2. Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert

The registrant’s board of trustees has determined that Warren Greene is the independent audit committee financial expert.

Item 4. Principal Accountant Fees and Services

(a)	Audit Fees
	Registrant	Adviser
FY 09/30/15	$ 39,000	N/A
FY 09/30/14	$ 26,000	N/A

(b)	Audit-Related Fees
	Registrant	Adviser
FYE 09/30/15	$ 0	N/A
FYE 09/30/14	$ 0	N/A

(c)	Tax Fees
	Registrant	Adviser
FYE 09/30/15	$ 7,500	N/A
FYE 09/30/14	$ 5,000	N/A

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees
	Registrant	Adviser
FYE 09/30/15	$ 0	N/A
FYE 09/30/14	$ 0	N/A

(e) (1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

	Registrant	Adviser

Audit-Related Fees:	N/A	N/A
Tax Fees:	N/A	N/A
All Other Fees:	N/A	N/A

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant	Adviser
FYE 09/30/2015	$ 7,500	N/A
FYE 09/30/2014	$ 5,000	N/A

(h) The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

The registrant has an audit committee which was established by the Board of Trustees of the registrant in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The members of the registrant’s audit committee are Warren K. Greene, Gerald W. Puschel and Walter E. Auch, Jr.

Item 6. Schedule of Investments

Schedule of Investments is included as part of Item 1 of the Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report (in the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1) Code of Ethics filed herewith.

(a)(2) Certification(s) required by Rule 30a-2 of the Investment Company Act of 1940, as amended (the “1940 Act”) are attached hereto.

(a)(3) Not applicable to the Filing.

(b) The certifications required by Rule 30a-2(b) of the 1940 Act and Sections 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RENAISSANCE CAPITAL GREENWICH FUNDS

By: /s/ William K. Smith

William K. Smith,

President

Date: December 4, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ William K. Smith

William K. Smith,

President

Date: December 4, 2015

By: /s/ Kathleen S. Smith

Kathleen S. Smith,

Chairman of the Board, Treasurer

Date: December 4, 2015